Exhibit 99.1

PRESS RELEASE

ATLANTIC CAPITAL BANCSHARES, INC. REPORTS THIRD QUARTER 2019 RESULTS

Atlanta, GA – October 24, 2019 – Atlantic Capital Bancshares, Inc. (NASDAQ: ACBI) announced net income from continuing operations for the quarter ended September 30, 2019 of $7.6 million, or $0.33 per diluted share, compared to $7.0 million, or $0.27 per diluted share, for the third quarter of 2018 and $7.0 million, or $0.29 per diluted share, for the second quarter of 2019.

Diluted earnings per share from continuing operations for the first nine months of 2019 improved to $0.88, an increase of $0.09, or 11%, compared to the first nine months of 2018.

 “With solid loan and deposit growth from new and expanded client relationships, disciplined expense management, and sound credit quality, Atlantic Capital recorded another quarter of strong operating results,” remarked Douglas Williams, President and Chief Executive Officer.

Third Quarter Highlights(1)

•	Tangible book value per share increased to $13.91, from $11.37 at September 30, 2018 and $13.60 at June 30, 2019.
•	Total loans held for investment increased $173.2 million, or 10.4%, from September 30, 2018 and $45.9 million, or 10.3% annualized, from June 30, 2019.
•	Average deposits from continuing operations increased $297.0 million, or 18.0%, compared to the third quarter of 2018 and $47.6 million, or 10.0% annualized, compared to the second quarter of 2019.
•	Efficiency ratio from continuing operations of 55.7% compared to 55.1% in the third quarter of 2018 and 58.1% in the second quarter of 2019.
•	Taxable equivalent net interest margin from continuing operations was 3.52%, compared to 3.48% in the third quarter of 2018 and 3.61% in the second quarter of 2019.
•

The company repurchased 1.2 million shares in the third quarter totaling $20.1 million, and has repurchased 4.1 million shares totaling $70.9 million since the announcement of the $85.0 million buyback program in November of 2018.

Income Statement

Taxable equivalent net interest income from continuing operations totaled $20.1 million for the third quarter of 2019, an increase of $694,000, or 4%, from the third quarter of 2018, and an increase of $111,000, or 2% annualized, from the second quarter of 2019.

Net interest margin from continuing operations was 3.52% in the third quarter of 2019, an increase of 4 basis points from the third quarter of 2018 and a decrease of 9 basis points from the second quarter of 2019.  The decrease in the third quarter of 2019 compared to the second quarter of 2019 was primarily the result of lower loan yields due to lower short term interest rates, partially offset by a drop in the cost of interest bearing deposits and an increase in noninterest bearing deposits.

The yield on loans from continuing operations in the third quarter of 2019 was 5.18%, an increase of 14 basis points from the third quarter of 2018 and a decrease of 16 basis points from the second quarter of 2019.  The linked quarter decrease in loan yields was due primarily to the repricing of our variable rate loans as a result of declines in 1 month LIBOR.

The cost of deposits from continuing operations in the third quarter of 2019 was 1.06%, an increase of 30 basis points from the third quarter of 2018 and a decrease of 9 basis points from the second quarter of 2019. The cost of interest bearing deposits from continuing operations increased 42 basis points to 1.58% from the third quarter of 2018, and decreased 8

(1) Commentary is on a fully taxable-equivalent basis unless otherwise noted. Consistent with SEC guidance in Industry Guide 3 that contemplates the calculation of tax-exempt income on a tax equivalent basis, net interest income and net interest margin are provided on a fully taxable-equivalent basis, which generally assumes a 21% marginal tax rate. We provide detailed reconciliations in the Non-GAAP Performance and Financial Measures Reconciliation table on page 14.

basis points from the second quarter of 2019. The linked quarter decrease in the cost of interest bearing deposits reflects the actions taken to reduce deposit costs resulting from the reductions in the fed funds target rate.

The provision for loan losses for continuing operations was $413,000 in the third quarter of 2019 compared to $845,000 in the third quarter of 2018 and $698,000 in the second quarter of 2019.  Annualized net charge-offs were 0.11% of average loans in the third quarter of 2019 and 0.12% for the first nine months of 2019.

Noninterest income from continuing operations totaled $2.8 million in the third quarter of 2019 compared to $2.3 million in the third quarter of 2018, and increase of $514,000, or 23%, and $2.9 million in the second quarter of 2019, a decrease of $172,000, or 6%.  The third quarter of 2019 included a gain of $253,000 on the sale investment securities compared to a gain of $654,000 in the second quarter of 2019. The third quarter of 2019 also included a gain of $140,000 on the sale of other assets and a loss of $293,000 in derivative income due to the credit valuation adjustment on the customer swap portfolio.

Noninterest expense from continuing operations totaled $12.7 million in the third quarter of 2019, an increase of $805,000, or 7%, compared to the third quarter of 2018, and a decrease of $577,000, or 4% compared to the second quarter of 2019.  The FDIC premium expense in the third quarter of 2019 decreased $368,000 compared to the second quarter of 2019 due to an FDIC assessment credit received.  Salaries and employee benefits expense decreased $234,000, to $8.3 million in the third quarter of 2019 compared to the second quarter of 2019, partly as a result of lower benefits cost.

The overall effective tax rate from continuing operations was 21.7% for the third quarter of 2019 and 21.3% for the first nine months of 2019.

Balance Sheet

Total loans held for investment were $1.84 billion at September 30, 2019, an increase of $173.2 million, or 10.4%, from September 30, 2018 and an increase of $45.9 million, or 10.3% annualized, from June 30, 2019.

At September 30, 2019, the allowance for loan losses was $18.1 million, or 0.98% of loans held for investment compared to 1.00% at September 30, 2018 and 1.02% at June 30, 2019.  Non-performing assets from continuing operations totaled $7.0 million, or 0.29% of total assets, as of September 30, 2019, compared to 0.11% of total assets as of September 30, 2018 and 0.31% of total assets as of June 30, 2019.

Total average deposits from continuing operations were $1.95 billion for the third quarter of 2019, an increase of $297.0 million, or 18.0%, from the third quarter of 2018 and an increase of $47.6 million, or 10.0% annualized, from the second quarter of 2019. Noninterest bearing deposits were 32.7% of total average deposits from continuing operations in the third quarter of 2019, compared to 34.0% in the third quarter of 2018 and 30.9% in the second quarter of 2019.

Tangible common equity to tangible assets was 12.9% at September 30, 2019 compared to 10.4% at September 30, 2018 and 13.4% at June 30, 2019.  The total risk based capital ratio was estimated at 15.5% at September 30, 2019 compared to 14.7% at September 30, 2018 and 16.5% at June 30, 2019.

Earnings Conference Call

The Company will host a conference call at 9:00 a.m. EST on Friday, October 25, 2019, to discuss the financial results for the quarter ended September 30, 2019. Individuals wishing to participate in the conference call may do so by dialing 866-777-2509 from the United States. The call will also be available live via webcast on the Investor Relations page of the Company's website, www.atlanticcapitalbank.com.

Non-GAAP Financial Measures

Statements included in this press release include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measures to GAAP financial measures. Atlantic Capital management uses non-GAAP financial measures, including: (i) taxable equivalent interest income; (ii)

taxable equivalent net interest income; (iii) taxable equivalent net interest margin; (iv) taxable equivalent income before income taxes; (v) taxable equivalent income tax expense; (vi) tangible assets; (vii) tangible common equity; and (viii) tangible book value per common share, in its analysis of the Company's performance. Tangible common equity excludes goodwill and other intangible assets from shareholders' equity.

Management believes that non-GAAP financial measures provide a greater understanding of ongoing performance and operations, and enhance comparability with prior periods. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Atlantic Capital’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP financial measures may not be comparable to non-GAAP financial measures presented by other companies.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of our beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “project,” “expect,” “intend,” “plan,” or words or phases of similar meaning. Forward-looking statements may include, among other things, statements about Atlantic Capital’s confidence in its strategies and its expectations about financial performance, market growth, market and regulatory trends and developments, acquisitions and divestitures, new technologies, services and opportunities and earnings. The forward-looking statements are based largely on Atlantic Capital’s expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond Atlantic Capital’s control. Atlantic Capital undertakes no obligation to publicly update any forward-looking statement to reflect developments occurring after the statement is made, except as otherwise required by law. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements as a result of, among other factors, the risks and uncertainties described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Atlantic Capital’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Please refer to the SEC’s website at www.sec.gov where you can review those documents.

About Atlantic Capital Bancshares

Atlantic Capital Bancshares, Inc. is a $2.4 billion publicly traded bank holding company headquartered in Atlanta, Georgia. Atlantic Capital offers commercial and not-for-profit banking services, specialty corporate financial services, private banking services and commercial real estate finance solutions to privately held companies and individuals in the Atlanta area, as well as specialized financial services for select clients nationally.

Media Contact:

Ashley Carson

Email: ashley.carson@atlcapbank.com

Phone: 404-995-6050

Financial Contact:

Patrick Oakes

Email: patrick.oakes@atlcapbank.com

Phone: 404-995-6050

ATLANTIC CAPITAL BANCSHARES, INC.

Selected Financial Information

						For the nine months ended
	2019			2018		September 30,
	Third	Second	First	Fourth	Third
(in thousands, except share and per share data; taxable equivalent)	Quarter	Quarter	Quarter	Quarter	Quarter	2019	2018
INCOME SUMMARY (1)
Interest income (2)	$26,624	$26,686	$26,297	$26,725	$24,114	$79,607	$68,430
Interest expense	6,536	6,709	5,773	5,560	4,720	19,018	12,953
Net interest income	20,088	19,977	20,524	21,165	19,394	60,589	55,477
Provision for loan losses	413	698	814	502	845	1,925	1,444
Net interest income after provision for loan losses	19,675	19,279	19,710	20,663	18,549	58,664	54,033
Noninterest income	2,769	2,941	2,336	164	2,255	8,046	9,883
Noninterest expense	12,677	13,254	13,795	12,208	11,872	39,726	37,783
Income from continuing operations before income taxes	9,767	8,966	8,251	8,619	8,932	26,984	26,133
Income tax expense	2,198	1,957	1,811	1,136	1,934	5,966	5,566
Net income from continuing operations	7,569	7,009	6,440	7,483	6,998	21,018	20,567
Income (loss) from discontinued operations, net of tax	617	22,143	(1,063)	1,347	(485)	21,697	(865)
Net income	$8,186	$29,152	$5,377	$8,830	$6,513	$42,715	$19,702

PER SHARE DATA
Diluted earnings per share - continuing operations	$0.33	$0.29	$0.26	$0.29	$0.27	$0.88	$0.79
Diluted earnings (loss) per share - discontinued operations	0.03	0.92	(0.04)	0.05	(0.02)	0.91	(0.03)
Diluted earnings per share	0.36	1.21	0.21	0.34	0.25	1.78	0.75
Book value per share	14.81	14.46	13.10	12.80	12.27	14.81	12.27
Tangible book value per common share (3)	13.91	13.60	12.17	11.88	11.37	13.91	11.37

PERFORMANCE MEASURES
Return on average equity	9.77%	34.38%	6.80%	10.90%	8.07%	17.25%	8.41%
Return on average assets	1.32	4.79	0.77	1.21	0.92	2.22	0.96
Taxable equivalent net interest margin - continuing operations	3.52	3.61	3.74	3.66	3.48	3.66	3.46
Efficiency ratio - continuing operations	55.72	58.06	60.61	57.50	55.09	58.13	58.07

CAPITAL
Average equity to average assets	13.54%	13.94%	11.34%	11.11%	11.41%	12.87%	11.42%
Tangible common equity to tangible assets	12.92	13.37	10.51	10.25	10.38	12.92	10.38
Tier 1 capital ratio	12.5 (4)	13.4	11.0	11.5	11.8	12.5 (4)	11.8
Total risk based capital ratio	15.5 (4)	16.5	13.7	14.2	14.7	15.5 (4)	14.7
Number of common shares outstanding - basic	22,193,761	23,293,465	24,466,964	25,290,419	26,103,666	22,193,761	26,103,666
Number of common shares outstanding - diluted	22,405,141	23,508,442	24,719,273	25,480,233	26,281,849	22,405,141	26,281,849

ASSET QUALITY
Allowance for loan losses to loans held for investment (5)	0.98%	1.02%	1.04%	1.03%	1.00%	0.98%	1.00%
Net charge-offs to average loans (6)	0.11	0.14	0.11	—	—	0.12	0.02
Non-performing assets to total assets	0.29	0.31	0.40	0.20	0.13	0.29	0.13

AVERAGE BALANCES
Total loans - continuing operations	$1,801,629	$1,769,803	$1,707,682	$1,699,801	$1,583,563	$1,739,917	$1,553,609
Investment securities	340,872	360,047	400,101	450,465	461,348	366,790	456,660
Total assets	2,453,438	2,440,502	2,829,072	2,891,327	2,805,740	2,572,961	2,743,247
Deposits - continuing operations	1,949,657	1,902,076	1,793,791	1,780,092	1,652,651	1,851,674	1,583,859
Shareholders' equity	332,291	340,119	320,812	321,348	320,090	331,116	313,200
Number of common shares - basic	22,681,904	23,888,381	24,855,171	25,919,445	26,103,397	23,800,525	25,956,336
Number of common shares - diluted	22,837,531	24,040,806	25,019,384	26,043,799	26,254,772	23,957,915	26,134,655

(1)On April 5, 2019, Atlantic Capital completed the sale to FirstBank of its Tennessee and northwest Georgia banking operations, including 14 branches and the mortgage business. The mortgage business and branches sold to FirstBank are reported as discontinued operations.  Discontinued operations have been reported retrospectively for periods presented prior to December 31, 2018. (2)Interest income on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 21%, reflecting the statutory federal income tax rate.  (3)Excludes effect of acquisition related intangibles. (4)Amounts are estimates as of 9/30/19. (5)The ratios for the first, second and third quarters of 2019 and third and fourth quarter of 2018 are calculated on a continuing operations basis.  Prior period ratios have not been retrospectively adjusted for the impact of discontinued operations.  (6)Annualized.

ATLANTIC CAPITAL BANCSHARES, INC.

Financial Information from Discontinued Operations

Assets and Liabilities from Discontinued Operations

(in thousands)	September 30, 2019	June 30, 2019	December 31, 2018
Cash	$—	$—	$4,234
Loans held for sale - discontinued operations	—	—	373,030
Premises held for sale - discontinued operations	—	—	7,722
Goodwill - discontinued operations	—	—	4,555
Other assets	—	—	1,405
Total assets	$—	$—	$390,946

Deposits to be assumed - discontinued operations	$—	$—	$585,429
Securities sold under agreements to repurchase - discontinued operations	—	—	6,220
Total liabilities	$—	$—	$591,649
Net liabilities	$—	$—	$(200,703)

Components of Net Income (Loss) from Discontinued Operations

						For the nine months ended
	2019			2018		September 30,
	Third	Second	First	Fourth	Third
(in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter	2019	2018
Net interest income	$—	$(39)	$3,125	$3,225	$3,266	$3,086	$10,915
Provision for loan losses	—	—	—	(3,097)	—	—	—
Net interest income after provision	—	(39)	3,125	6,322	3,266	3,086	10,915
Service charges	—	46	481	483	474	527	1,439
Mortgage income	—	—	288	320	315	288	982
Gain on sale of branches	—	34,475	—	—	—	34,475	—
Other income	—	(22)	21	47	22	(1)	76
Total noninterest income	—	34,499	790	850	811	35,289	2,497
Salaries and employee benefits	—	330	2,427	2,757	2,820	2,757	8,957
Occupancy	—	71	339	479	556	410	1,537
Equipment and software	—	8	123	158	217	131	621
Amortization of intangibles	—	—	247	271	296	247	958
Communications and data processing	—	197	389	440	381	586	1,089
Divestiture expense	—	3,646	1,449	825	—	5,095	—
Other noninterest expense	—	101	358	446	453	459	1,403
Total noninterest expense	—	4,353	5,332	5,376	4,723	9,685	14,565
Net income (loss) before provision for income taxes	—	30,107	(1,417)	1,796	(646)	28,690	(1,153)
Provision (benefit) for income taxes	(617)	7,964	(354)	449	(161)	6,993	(288)
Net income (loss) from discontinued operations	$617	$22,143	$(1,063)	$1,347	$(485)	$21,697	$(865)

ATLANTIC CAPITAL BANCSHARES, INC.

Consolidated Balance Sheets (unaudited)

	September 30,	June 30,	December 31,	September 30,
(in thousands, except share data)	2019	2019	2018	2018
ASSETS
Cash and due from banks	$42,577	$24,206	$42,895	$28,007
Interest-bearing deposits in banks	27,167	52,932	216,040	140,682
Other short-term investments	—	—	9,457	20,898
Cash and cash equivalents	69,744	77,138	268,392	189,587
Investment securities available for sale	286,785	348,723	402,486	465,756
Investment securities held to maturity	42,863	—	—	—
Other investments	31,360	31,912	29,236	33,021
Loans held for sale	916	—	5,889	1,886
Loans held for sale - discontinued operations(1)	—	—	373,030	375,976
Loans held for investment(1)	1,835,673	1,789,740	1,728,073	1,662,458
Less: allowance for loan losses(2)	(18,080)	(18,186)	(17,851)	(20,443)
Loans held for investment, net	1,817,593	1,771,554	1,710,222	1,642,015
Premises held for sale - discontinued operations(1)	—	—	7,722	7,158
Premises and equipment, net(1)	19,688	20,037	9,779	10,213
Bank owned life insurance	66,047	65,874	65,149	64,769
Goodwill - discontinued operations(1)	—	—	4,555	4,555
Goodwill - continuing operations(1)	19,925	19,925	17,135	17,135
Other intangibles, net	3,112	3,095	4,388	4,867
Other real estate owned	278	971	874	968
Other assets	51,887	50,451	56,583	64,815
Total assets	$2,410,198	$2,389,680	$2,955,440	$2,882,721

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Noninterest-bearing demand(1)	$599,657	$569,693	$602,252	$518,155
Interest-bearing checking(1)	240,427	309,709	252,490	407,214
Savings(1)	1,081	1,090	725	698
Money market(1)	921,133	802,973	987,183	759,583
Time(1)	30,782	33,902	10,623	10,396
Brokered deposits	61,192	134,164	99,241	79,119
Deposits to be assumed - discontinued operations(1)	—	—	585,429	604,659
Total deposits	1,854,272	1,851,531	2,537,943	2,379,824
Federal funds purchased	57,000	35,000	—	—
Securities sold under agreements to repurchase - discontinued operations(1)	—	—	6,220	8,904
Federal Home Loan Bank borrowings	76,000	82,000	—	83,000
Long-term debt	49,831	49,789	49,704	49,662
Other liabilities	44,384	34,645	37,920	41,094
Total liabilities	2,081,487	2,052,965	2,631,787	2,562,484

SHAREHOLDERS’ EQUITY
Preferred stock, no par value; 10,000,000 shares authorized; no shares issued and outstanding as of September 30, 2019, June 30, 2019, December 31, 2018 and September 30, 2018	—	—	—	—
Common stock, no par value; 100,000,000 shares authorized; 22,193,761, 23,293,465, 25,290,419, and 26,103,666 shares issued and outstanding as of September 30, 2019, June 30, 2019, December 31, 2018 and September 30, 2018; respectively	237,687	256,791	291,771	305,300
Retained earnings	84,529	76,343	42,187	33,357
Accumulated other comprehensive (loss) income	6,495	3,581	(10,305)	(18,420)
Total shareholders’ equity	328,711	336,715	323,653	320,237
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,410,198	$2,389,680	$2,955,440	$2,882,721

(1)Assets and liabilities related to the sale of Tennessee and northwest Georgia banking operations were classified as held for sale as of December 31, 2018, and prior periods have been adjusted retrospectively.  (2)The allowance for loan losses has not been adjusted retrospectively for discontinued operations in periods prior to December 31, 2018.

ATLANTIC CAPITAL BANCSHARES, INC.

Consolidated Statements of Income (unaudited) (1)

(in thousands, except share and per share data)	Three months ended					Nine months ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2019	2019	2019	2018	2018	2019	2018
INTEREST INCOME
Loans, including fees	$23,541	$23,554	$22,752	$22,752	$20,117	$69,847	$57,358
Investment securities available-for-sale	2,176	2,339	2,631	2,844	2,789	7,146	8,068
Interest and dividends on other interest‑earning assets	803	705	814	1,032	1,111	2,322	2,706
Total interest income	26,520	26,598	26,197	26,628	24,017	79,315	68,132
INTEREST EXPENSE
Interest on deposits	5,223	5,448	4,831	4,185	3,182	15,502	8,321
Interest on Federal Home Loan Bank advances	390	270	—	487	637	660	1,912
Interest on federal funds purchased and securities sold under agreements to repurchase	99	168	118	60	77	385	244
Interest on long-term debt	824	823	824	828	824	2,471	2,476
Total interest expense	6,536	6,709	5,773	5,560	4,720	19,018	12,953
NET INTEREST INCOME BEFORE PROVISION FOR LOAN LOSSES	19,984	19,889	20,424	21,068	19,297	60,297	55,179
Provision for loan losses	413	698	814	502	845	1,925	1,444
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	19,571	19,191	19,610	20,566	18,452	58,372	53,735
NONINTEREST INCOME
Service charges	925	870	794	876	804	2,589	2,339
Gains (losses) on sale of securities	253	654	—	(1,853)	—	907	(2)
Gains (losses) on sale of other assets	140	(10)	(3)	—	58	127	(154)
Trust income	—	—	—	—	—	—	1,025
Derivatives income	(293)	(233)	(111)	154	20	(637)	154
Bank owned life insurance	422	389	360	380	379	1,171	1,126
SBA lending activities	1,150	1,096	1,086	425	882	3,332	3,181
Gain on sale of trust company	—	—	—	—	—	—	1,681
Other noninterest income	172	175	210	182	112	557	533
Total noninterest income	2,769	2,941	2,336	164	2,255	8,046	9,883
NONINTEREST EXPENSE
Salaries and employee benefits	8,295	8,529	9,213	7,573	7,332	26,037	24,193
Occupancy	722	689	639	655	732	2,050	2,317
Equipment and software	842	753	739	783	747	2,334	2,034
Professional services	764	792	775	947	796	2,331	2,564
Postage, printing and supplies	32	29	48	30	55	109	136
Communications and data processing	796	662	675	772	566	2,133	1,904
Marketing and business development	243	233	226	224	211	702	486
FDIC premiums	(193)	175	235	157	154	217	405
Other noninterest expense	1,176	1,392	1,245	1,067	1,279	3,813	3,744
Total noninterest expense	12,677	13,254	13,795	12,208	11,872	39,726	37,783

INCOME FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES	9,663	8,878	8,151	8,522	8,835	26,692	25,835
Provision for income taxes	2,094	1,869	1,711	1,039	1,837	5,674	5,268
NET INCOME FROM CONTINUING OPERATIONS	7,569	7,009	6,440	7,483	6,998	21,018	20,567
DISCONTINUED OPERATIONS
Income (loss) from discontinued operations	$—	$30,107	$(1,417)	$1,796	$(646)	$28,690	$(1,153)
Provision (benefit) for income taxes	(617)	7,964	(354)	449	(161)	6,993	(288)
Net income (loss) from discontinued operations	617	22,143	(1,063)	1,347	(485)	21,697	(865)
NET INCOME	$8,186	$29,152	$5,377	$8,830	$6,513	$42,715	$19,702

Net Income (Loss) per Common Share - Basic
Net income per common share - continuing operations	$0.33	$0.29	$0.26	$0.29	$0.27	$0.88	$0.79
Net income (loss) per common share - discontinued operations	0.03	0.93	(0.04)	0.05	(0.02)	0.91	(0.03)
Net Income per Common Share - Basic	0.36	1.22	0.22	0.34	0.25	1.79	0.76
Net Income (Loss) per Common Share - Diluted
Net income per common share - continuing operations	$0.33	$0.29	$0.26	$0.29	$0.27	$0.88	$0.79
Net income (loss) per common share - discontinued operations	0.03	0.92	(0.04)	0.05	(0.02)	0.91	(0.03)
Net Income per Common Share - Diluted	0.36	1.21	0.21	0.34	0.25	1.78	0.75

Weighted average shares - basic	22,681,904	23,888,381	24,855,171	25,919,445	26,103,397	23,800,525	25,956,336
Weighted average shares - diluted	22,837,531	24,040,806	25,019,384	26,043,799	26,254,772	23,957,915	26,134,655

(1)Discontinued operations have been reported retrospectively for all periods presented.

ATLANTIC CAPITAL BANCSHARES, INC.

Average Balance Sheets and Net Interest Margin Analysis

Selected Financial Information

	Three months ended
	September 30, 2019			June 30, 2019
		Interest	Tax		Interest	Tax
	Average	Income/	Equivalent	Average	Income/	Equivalent
(dollars in thousands; taxable equivalent)	Balance	Expense	Yield/Rate	Balance	Expense	Yield/Rate
Assets
Interest bearing deposits in other banks	$103,954	$564	2.15%	$70,628	$450	2.56%
Other short-term investments	—	—	—	3,993	32	3.21
Investment securities:
Taxable investment securities	257,005	1,657	2.56	280,639	1,848	2.64
Non-taxable investment securities(1)	83,867	623	2.95	79,408	579	2.92
Total investment securities	340,872	2,280	2.65	360,047	2,427	2.70
Loans - continuing operations	1,801,629	23,541	5.18	1,769,803	23,554	5.34
FHLB and FRB stock	15,524	239	6.11	14,435	223	6.20
Total interest-earning assets - continuing operations	2,261,979	26,624	4.67	2,218,906	26,686	4.82
Loans held for sale - discontinued operations	—	—	—	30,198	47	0.62
Total interest-earning assets	2,261,979	26,624	4.67	2,249,104	26,733	4.77
Non-earning assets	191,459			191,398
Total assets	$2,453,438			$2,440,502
Liabilities
Interest bearing deposits:
NOW, money market, and savings	1,191,293	4,642	1.55	1,175,237	4,733	1.62
Time deposits	32,409	51	0.62	32,358	50	0.62
Brokered deposits	88,146	530	2.39	106,524	665	2.50
Total interest-bearing deposits	1,311,848	5,223	1.58	1,314,119	5,448	1.66
Total borrowings	85,478	489	2.27	70,770	438	2.48
Total long-term debt	49,803	824	6.56	49,761	823	6.63
Total interest-bearing liabilities - continuing operations	1,447,129	6,536	1.79	1,434,650	6,709	1.88
Interest-bearing liabilities - discontinued operations	—	—	—	36,255	86	0.95
Total interest-bearing liabilities	1,447,129	6,536	1.79	1,470,905	6,795	1.85
Demand deposits	637,809			587,957
Demand deposits - discontinued operations	—			9,851
Other liabilities	36,209			31,670
Shareholders’ equity	332,291			340,119
Total liabilities and shareholders’ equity	$2,453,438			$2,440,502
Net interest spread - continuing operations			2.88%			2.94%
Net interest income and net interest margin - continuing operations(2)		$20,088	3.52%		$19,977	3.61%
Net interest income and net interest margin(2)		$20,088	3.52%		$19,938	3.56%

Non-taxable equivalent net interest margin			3.51%			3.54%

(1) Interest revenue on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 21%, reflecting the statutory federal income tax rate.

(2) Tax equivalent net interest income divided by total interest-earning assets using the appropriate day count convention based on the type of interest-earning asset.

ATLANTIC CAPITAL BANCSHARES, INC.

Average Balance Sheets and Net Interest Margin Analysis

Selected Financial Information

	Three months ended
	September 30, 2019			September 30, 2018
		Interest	Tax		Interest	Tax
	Average	Income/	Equivalent	Average	Income/	Equivalent
(dollars in thousands; taxable equivalent)	Balance	Expense	Yield/Rate	Balance	Expense	Yield/Rate
Assets
Interest bearing deposits in other banks	$103,954	$564	2.15%	$128,248	$647	2.00%
Other short-term investments	—	—	—	21,985	157	2.83
Investment securities:
Taxable investment securities	257,005	1,657	2.56	385,834	2,315	2.38
Non-taxable investment securities(1)	83,867	623	2.95	75,514	571	3.00
Total investment securities	340,872	2,280	2.65	461,348	2,886	2.48
Loans - continuing operations	1,801,629	23,541	5.18	1,583,459	20,117	5.04
FHLB and FRB stock	15,524	239	6.11	17,624	307	6.91
Total interest-earning assets - continuing operations	2,261,979	26,624	4.67	2,212,664	24,114	4.32
Loans held for sale - discontinued operations	—	—	—	380,358	4,502	4.70
Total interest-earning assets	2,261,979	26,624	4.67	2,593,022	28,616	4.38
Non-earning assets	191,459			212,718
Total assets	$2,453,438			$2,805,740
Liabilities
Interest bearing deposits:
NOW, money market, and savings	1,191,293	4,642	1.55	1,012,953	2,791	1.09
Time deposits	32,409	51	0.62	10,406	30	1.14
Brokered deposits	88,146	530	2.39	67,937	361	2.11
Total interest-bearing deposits	1,311,848	5,223	1.58	1,091,296	3,182	1.16
Total borrowings	85,478	489	2.27	134,609	714	2.10
Total long-term debt	49,803	824	6.56	49,634	824	6.59
Total interest-bearing liabilities - continuing operations	1,447,129	6,536	1.79	1,275,539	4,720	1.47
Interest-bearing liabilities - discontinued operations	—	—	—	473,388	1,236	1.04
Total interest-bearing liabilities	1,447,129	6,536	1.79	1,748,927	5,956	1.35
Demand deposits	637,809			561,355
Demand deposits - discontinued operations	—			136,572
Other liabilities	36,209			38,796
Shareholders’ equity	332,291			320,090
Total liabilities and shareholders’ equity	$2,453,438			$2,805,740
Net interest spread - continuing operations			2.88%			2.85%
Net interest income and net interest margin - continuing operations(2)		$20,088	3.52%		$19,394	3.48%
Net interest income and net interest margin(2)		$20,088	3.52%		$22,660	3.47%

Non-taxable equivalent net interest margin			3.51%			3.45%

(1) Interest revenue on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 21%, reflecting the statutory federal income tax rate.

(2) Tax equivalent net interest income divided by total interest-earning assets using the appropriate day count convention based on the type of interest-earning asset.

ATLANTIC CAPITAL BANCSHARES, INC.

Average Balance Sheets and Net Interest Margin Analysis

Selected Financial Information

	Nine months ended
	September 30, 2019			September 30, 2018
		Interest	Tax		Interest	Tax
	Average	Income/	Equivalent	Average	Income/	Equivalent
(dollars in thousands; taxable equivalent)	Balance	Expense	Yield/Rate	Balance	Expense	Yield/Rate
Assets
Interest bearing deposits in other banks	$88,960	$1,477	2.22%	$101,502	$1,606	2.12%
Other short-term investments	5,181	118	3.05	13,907	284	2.73
Investment securities:
Taxable investment securities	284,978	5,619	2.64	380,002	6,643	2.34
Non-taxable investment securities(1)	81,812	1,819	2.97	76,658	1,723	3.01
Total investment securities	366,790	7,438	2.71	456,660	8,366	2.45
Loans - continuing operations	1,739,917	69,847	5.37	1,553,609	57,358	4.94
FHLB and FRB stock	14,173	727	6.86	18,291	816	5.96
Total interest-earning assets - continuing operations	2,215,021	79,607	4.81	2,143,969	68,430	4.27
Loans held for sale - discontinued operations	156,060	4,588	3.93	389,760	13,714	4.70
Total interest-earning assets	2,371,081	84,195	4.75	2,533,729	82,144	4.33
Non-earning assets	201,880			209,518
Total assets	$2,572,961			$2,743,247
Liabilities
Interest bearing deposits:
NOW, money market, and savings	1,147,508	13,630	1.59	974,678	7,028	0.96
Time deposits	18,246	139	1.02	10,075	82	1.09
Brokered deposits	91,963	1,733	2.52	80,920	1,212	2.00
Total interest-bearing deposits	1,257,717	15,502	1.65	1,065,673	8,322	1.04
Total borrowings	57,844	1,045	2.42	155,701	2,155	1.85
Total long-term debt	49,761	2,471	6.64	49,592	2,476	6.68
Total interest-bearing liabilities - continuing operations	1,365,322	19,018	1.86	1,270,966	12,953	1.36
Interest-bearing liabilities - discontinued operations	192,613	1,502	1.04	465,339	2,800	0.80
Total interest-bearing liabilities	1,557,935	20,520	1.76	1,736,305	15,753	1.21
Demand deposits	593,957			518,186
Demand deposits - discontinued operations	52,481			138,621
Other liabilities	37,472			36,935
Shareholders’ equity	331,116			313,200
Total liabilities and shareholders’ equity	$2,572,961			$2,743,247
Net interest spread - continuing operations			2.95%			2.91%
Net interest income and net interest margin - continuing operations(2)		$60,589	3.66%		$55,477	3.46%
Net interest income and net interest margin(2)		$63,675	3.59%		$66,391	3.50%

Non-taxable equivalent net interest margin			3.57%			3.49%

(1) Interest revenue on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 21%, reflecting the statutory federal income tax rate.

(2) Tax equivalent net interest income divided by total interest-earning assets using the appropriate day count convention based on the type of interest-earning asset.

ATLANTIC CAPITAL BANCSHARES, INC.

Period End Loans(1)

						Linked	Year Over
	September 30,	June 30,	March 31,	December 31,	September 30,	Quarter	Year
(dollars in thousands)	2019	2019	2019	2018	2018	Change	Change
Loans held for sale
Loans held for sale	$916	$—	$1,530	$5,889	$1,886	$916	$(970)
Loans held for sale - discontinued operations	—	—	384,779	373,030	375,976	—	(375,976)
Total loans held for sale	$916	$—	$386,309	$378,919	$377,862	$916	$(376,946)

Loans held for investment
Commercial loans:
Commercial and industrial	$697,412	$701,566	$679,489	$645,374	$581,737	$(4,154)	$115,675
Commercial real estate:
Multifamily	60,398	43,907	43,929	88,826	108,001	16,491	(47,603)
Owner occupied	352,842	313,310	304,945	298,291	295,801	39,532	57,041
Investment	452,285	409,629	394,087	407,711	409,145	42,656	43,140
Construction and land:
1‑4 family residential construction	5,186	3,696	2,067	1,006	—	1,490	5,186
Other construction, development, and land	139,991	195,260	171,818	155,226	147,114	(55,269)	(7,123)
Mortgage warehouse loans	23,256	10,665	22,267	27,967	27,838	12,591	(4,582)
Total commercial loans	1,731,370	1,678,033	1,618,602	1,624,401	1,569,636	53,337	161,734

Residential:
Residential mortgages	31,903	31,338	32,915	32,800	24,904	565	6,999
Home equity	25,638	24,303	23,171	22,822	33,410	1,335	(7,772)
Total residential loans	57,541	55,641	56,086	55,622	58,314	1,900	(773)

Consumer	27,168	34,618	35,203	25,851	26,825	(7,450)	343
Other	22,533	24,126	26,663	24,712	10,579	(1,593)	11,954
	1,838,612	1,792,418	1,736,554	1,730,586	1,665,354	46,194	173,258
Less net deferred fees and other unearned income	(2,939)	(2,678)	(1,997)	(2,513)	(2,896)	(261)	(43)
Total loans held for investment	$1,835,673	$1,789,740	$1,734,557	$1,728,073	$1,662,458	$45,933	$173,215

Total loans	$1,836,589	$1,789,740	$2,120,866	$2,106,992	$2,040,320	$46,849	$(203,731)

(1) Loans held for sale-discontinued operations and loans held for investment have been adjusted retrospectively for all periods prior to December 31, 2018.

ATLANTIC CAPITAL BANCSHARES, INC.

Allowance for Loan Losses Activity and Credit Quality

	2019			2018
	Third	Second	First	Fourth	Third
(dollars in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter

Balance at beginning of period	$18,186	$18,107	$17,851	$20,443	$19,583
Provision for loan losses	413	698	814	595	758
Provision for loan losses (reversal of provision) - discontinued operations	—	—	—	(3,097)	—
Provision for PCI loan losses	—	—	—	(93)	87
Loans charged-off:
Commercial and industrial	(541)	(588)	(549)	—	—
Commercial real estate	—	(47)	—	—	—
Construction and land	—	—	—	—	—
Residential mortgages	—	—	(9)	(5)	—
Home equity	—	—	—	—	—
Consumer	(2)	—	(37)	(3)	—
Other	—	—	—	—	—
Total loans charged-off	(543)	(635)	(595)	(8)	—
Recoveries on loans previously charged-off:
Commercial and industrial	17	—	14	—	—
Commercial real estate	—	—	—	—	—
Construction and land	1	—	3	—	—
Residential mortgages	—	—	7	4	—
Home equity	—	—	1	—	—
Consumer	6	16	12	7	15
Other	—	—	—	—	—
Total recoveries	24	16	37	11	15
Net charge-offs	$(519)	$(619)	$(558)	$3	$15
Balance at period end (1)	$18,080	$18,186	$18,107	$17,851	$20,443

Loans
Loans held for sale	$916	$—	$1,530	$5,889	$1,886
Loans held for sale - discontinued operations	—	—	384,779	373,030	375,976
Loans held for investment - continuing operations	1,835,673	1,789,740	1,734,557	1,728,073	1,662,458
Total loans	$1,836,589	$1,789,740	$2,120,866	$2,106,992	$2,040,320

Non-performing loans - continuing operations (4)	$6,770	$6,352	$8,830	$3,252	$2,160
Non-performing loans - discontinued operations (4)	—	—	1,506	1,924	556
Total non-performing loans	6,770	6,352	10,336	5,176	2,716
Foreclosed properties (OREO)	278	971	971	874	968
Total nonperforming assets	$7,048	$7,323	$11,307	$6,050	$3,684

Allowance for loan losses to loans held for investment (2)	0.98%	1.02%	1.04	1.03%	1.00
Net charge-offs to average loans (3)	0.11	0.14	0.11	—	—

Non-performing loans as a percentage of total loans - continuing operations (4)	0.37%	0.35%	0.51	0.19%	0.13
Non-performing loans as a percentage of total loans - discontinued operations (4)	—	—	0.39	0.52	0.15
Non-performing loans as a percentage of total loans (4)	0.37	0.35	0.49	0.25	0.13

Non-performing assets as a percentage of total assets - continuing operations (4)	0.29%	0.31%	0.34%	0.14%	0.11
Non-performing assets as a percentage of total assets - discontinued operations (4)	—	—	0.05	0.07	0.02
Non-performing assets as a percentage of total assets (4)	0.29	0.31	0.40	0.20	0.13

(1) The allowance for loan losses has not been adjusted retrospectively for periods prior to December 31, 2018.  (2)The third quarter of 2019, the second quarter of 2019, the first quarter of 2019 and the fourth quarter of 2018 ratios are calculated on a continuing operations basis.  Ratios prior to December 31, 2018 have not been retroactively adjusted for the impact of discontinued operations.  (3)Annualized.  (4)Excludes non-performing PCI loans.

ATLANTIC CAPITAL BANCSHARES, INC.

Period End Deposits

						Linked
	September 30,	June 30,	March 31,	December 31,	September 30,	Quarter	Year Over
(dollars in thousands)	2019	2019	2019	2018	2018	Change	Year Change
DDA	$599,657	$569,693	$561,829	$602,252	$518,155	$29,964	$81,502
NOW	240,427	309,709	233,838	252,490	407,214	(69,282)	(166,787)
Savings	1,081	1,090	896	725	698	(9)	383
Money market	921,133	802,973	962,741	987,183	759,583	118,160	161,550
Time	30,782	33,902	22,069	10,623	10,396	(3,120)	20,386
Brokered	61,192	134,164	65,811	99,241	79,119	(72,972)	(17,927)
Total deposits - continuing operations	1,854,272	1,851,531	1,847,184	1,952,514	1,775,165	2,741	79,107
Deposits to be assumed - discontinued operations	—	—	593,264	585,429	604,659	—	(604,659)
Total deposits	$1,854,272	$1,851,531	$2,440,448	$2,537,943	$2,379,824	$2,741	$(525,552)

Payments clients	$286,373	$301,413	$361,192	$397,608	$258,320	$(15,040)	$28,053

Average Deposits

	2019			2018		Linked
	Third	Second	First	Fourth	Third	Quarter	Q3 2019 vs
(dollars in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter	Change	Q3 2018
DDA	$637,809	$587,957	$575,453	$597,239	$561,355	$49,852	$76,454
NOW	295,106	314,601	276,212	280,449	314,759	(19,495)	(19,653)
Savings	1,085	956	884	712	616	129	469
Money market	895,102	859,680	847,254	798,017	697,578	35,422	197,524
Time	32,409	32,358	12,847	10,117	10,406	51	22,003
Brokered	88,146	106,524	81,141	93,558	67,937	(18,378)	20,209
Total deposits - continuing operations	1,949,657	1,902,076	1,793,791	1,780,092	1,652,651	47,581	297,006
Deposits to be assumed - discontinued operations	—	45,350	593,313	600,769	601,421	(45,350)	(601,421)
Total deposits	$1,949,657	$1,947,426	$2,387,104	$2,380,861	$2,254,072	$2,231	$(304,415)

Payments clients	$289,526	$285,949	$295,059	$263,800	$227,029	$3,577	$62,497

Noninterest bearing deposits as a percentage of average deposits - continuing operations	32.7%	30.9%	32.1%	33.6%	34.0%
Cost of deposits - continuing operations	1.06%	1.15%	1.09%	0.93%	0.76%

ATLANTIC CAPITAL BANCSHARES, INC.

Non-GAAP Performance and Financial Measures Reconciliation

						For the nine months
	2019			2018		ended September 30,
	Third	Second	First	Fourth	Third
(in thousands, except share and per share data)	Quarter	Quarter	Quarter	Quarter	Quarter	2019	2018

Taxable equivalent interest income reconciliation
Interest income - GAAP	$26,520	$26,598	$26,197	$26,628	$24,017	$79,315	$68,132
Taxable equivalent adjustment	104	88	100	97	97	292	298
Interest income - taxable equivalent	$26,624	$26,686	$26,297	$26,725	$24,114	$79,607	$68,430

Taxable equivalent net interest income reconciliation
Net interest income - GAAP	$19,984	$19,889	$20,424	$21,068	$19,297	$60,297	$55,179
Taxable equivalent adjustment	104	88	100	97	97	292	298
Net interest income - taxable equivalent	$20,088	$19,977	$20,524	$21,165	$19,394	$60,589	$55,477

Taxable equivalent net interest margin reconciliation - continuing operations
Net interest margin - GAAP - continuing operations	3.51%	3.60%	3.72%	3.64%	3.46%	3.64%	3.44%
Impact of taxable equivalent adjustment	0.01	0.01	0.02	0.02	0.02	0.02	0.02
Net interest margin - taxable equivalent - continuing operations	3.52%	3.61%	3.74%	3.66%	3.48%	3.66%	3.46%

Taxable equivalent net interest margin reconciliation
Net interest margin - GAAP	3.51%	3.54%	3.66%	3.60%	3.45%	3.57%	3.49%
Impact of taxable equivalent adjustment	0.01	0.02	0.02	0.02	0.02	0.02	0.01
Net interest margin - taxable equivalent	3.52%	3.56%	3.68%	3.62%	3.47%	3.59%	3.50%

Income before income taxes reconciliation
Income before income taxes - GAAP	$9,663	$8,878	$8,151	$8,522	$8,835	$26,692	$25,835
Taxable equivalent adjustment	104	88	100	97	97	292	298
Income before income taxes	$9,767	$8,966	$8,251	$8,619	$8,932	$26,984	$26,133

Income tax reconciliation
Income tax expense - GAAP	$2,094	$1,869	$1,711	$1,039	$1,837	$5,674	$5,268
Taxable equivalent adjustment	104	88	100	97	97	292	298
Income tax expense	$2,198	$1,957	$1,811	$1,136	$1,934	$5,966	$5,566

Tangible book value per common share reconciliation
Total shareholders’ equity	$328,711	$336,715	$320,627	$323,653	$320,237	$328,711	$320,237
Intangible assets	(19,925)	(19,925)	(22,848)	(23,095)	(23,367)	(19,925)	(23,367)
Total tangible common equity	$308,786	$316,790	$297,779	$300,558	$296,870	$308,786	$296,870
Common shares outstanding	22,193,761	23,293,465	24,466,964	25,290,419	26,103,666	22,193,761	26,103,666
Book value per common share - GAAP	$14.81	$14.46	$13.10	$12.80	$12.27	$14.81	$12.27
Tangible book value	13.91	13.60	12.17	11.88	11.37	13.91	11.37

Tangible common equity to tangible assets reconciliation
Total shareholders’ equity	$328,711	$336,715	$320,627	$323,653	$320,237	$328,711	$320,237
Intangible assets	(19,925)	(19,925)	(22,848)	(23,095)	(23,367)	(19,925)	(23,367)
Total tangible common equity	$308,786	$316,790	$297,779	$300,558	$296,870	$308,786	$296,870

Total assets	$2,410,198	$2,389,680	$2,855,887	$2,955,440	$2,882,721	$2,410,198	$2,882,721
Intangible assets	(19,925)	(19,925)	(22,848)	(23,095)	(23,367)	(19,925)	(23,367)
Total tangible assets	$2,390,273	$2,369,755	$2,833,039	$2,932,345	$2,859,354	$2,390,273	$2,859,354
Tangible common equity to tangible assets	12.92%	13.37%	10.51%	10.25%	10.38%	12.92%	10.38%